Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-210935) of Mesoblast Limited of our report dated August 24, 2016 relating to the financial statements, which appears in this Form 20‑F.

/s/ PricewaterhouseCoopers
Melbourne, Australia
August 24, 2016